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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2003


                            D&E COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

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
          Pennsylvania                   000-20709                      23-2837108
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer Identification No.)
         Incorporation)
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                              124 East Main Street
                                  P.O. Box 458
                             Ephrata, PA 17522-0458
               (Address of Principal Executive Offices) (Zip Code)

                                 (717) 733-4101
              (Registrant's telephone number, including area code)


                           No Change Since Last Report
  ----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On November 12, 2002, D&E Communications, Inc. (the "Company") and Conestoga Wireless Company, a subsidiary of the Company ("CWC"), entered into a definitive agreement with Keystone Wireless, LLC ("Keystone"), a Delaware limited liability company, to sell substantially all of the assets of CWC to Keystone, subject to final regulatory approval by the Federal Communications Commission and other customary closing conditions. Keystone is an affiliate of PC Management, Inc. ("PCM"), a Fort Myers, Florida based company that owns and manages wireless communications systems throughout the United States. On January 14, 2003, the sale was completed pursuant to the Asset Purchase Agreement dated November 12, 2002 by and among the Company, CWC and Keystone, as amended on January 3, 2003 (the "Agreement"). The assets consisted of substantially all of the assets and rights related to CWC's business of providing PCS wireless services within certain markets of Pennsylvania. CWC received $10.0 million in cash, and the Company received $10.0 million in a secured promissory note issued by Keystone, each subject to certain purchase price adjustments to be determined after closing. These net proceeds, including adjustments and costs incurred to complete the sale, approximate the net book value of the assets sold. The Company will not record a gain or loss on the transaction.

      Attached hereto as Exhibit 2.1 and incorporated herein by reference is the Agreement, and attached hereto as Exhibit 99.1 and incorporated herein by reference is the Company's press release, dated January 15, 2003, announcing the completion of the sale.

      The sale of the CWC business has been contemplated by the Company in connection with its plan to exit the PCS wireless market. The completion of such sale has been deemed probable by the Company since the Company's acquisition of the CWC business on May 24, 2002 as part of the Company's acquisition of Conestoga Enterprises, Inc (the "Conestoga acquisition"). As such, all balance sheets included in the Company's quarterly reports filed with the SEC relating to periods ending after the Conestoga acquisition have included the CWC assets as assets held for sale and all statements of operations in such filings have included the CWC results as discontinued operations. For the reasons discussed above, the Company believes that the disposition of CWC has been fully reflected in financial information included in its reports filed with the SEC and no pro forma disclosure is required.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

Exhibit  2.1 Asset Purchase Agreement, dated November 12, 2002 and amended as of
             January 3, 2003, by and among D&E Communications, Inc., Conestoga Wireless Company and Keystone Wireless, LLC.

Exhibit 99.1 Press Release of D&E Communications, Inc., dated January 15, 2003.
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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            D&E COMMUNICATIONS, INC.
                                            (Registrant)



                                            By: /s/ Thomas E. Morell
                                                --------------------------------
                                                 Thomas E. Morell
                                                 Senior Vice President,
                                                 Chief Financial Officer
                                                 and Treasurer

Dated: January 29, 2003